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                                                                    EXHIBIT 10.3
                              EXPANSION AGREEMENT


     THIS EXPANSION AGREEMENT is entered into as of the 9th day of June, 1998, by and between SCI North Carolina Limited Partnership (the "Landlord") and Brightpoint North America, Inc. (the "Tenant").

                                  WITNESSETH:

     WHEREAS, Landlord and Tenant have entered into a Lease, dated as of the 20th day of March, 1998, pursuant to which Landlord leased to Tenant certain premises located at 8210 Allison Avenue, Indianapolis, IN (such lease, as heretofore and hereafter modified, being herein referred to as the "Lease").

     WHEREAS, Landlord and Tenant desire to enter into a Lease for 8196 Allison Avenue, Indianapolis, IN ("Expansion Space") on the terms and conditions set forth below.

     NOW THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Landlord and Tenant agree as follows:

          1. The Expansion Space is 26,400 rentable square feet, as shown in Exhibit A.

          2. The Monthly Base Rent shall be $8,250.00 for the Expansion Space.

          3. The term of the Lease for the Expansion Space shall be fifteen
     (15) months, such that the Lease Term for the Expansion space will commence on July 1, 1998, and will terminate on September 30, 1999, with Tenant having a right to renew for an additional three (3) months at $3.95 per square foot.

          4. Landlord will provide one (1) opening in the block demising wall between 8210 Allison Avenue and the Expansion Space, otherwise the Expansion Space will be provided on an "as-is" basis.

          5. Except as modified herein, the Lease, and all of the terms and conditions thereof, shall remain in full force and effect.

          6. Any obligation or liability whatsoever of Security Capital Industrial Trust, a Maryland real estate investment Trust, which may arise at any time under the Lease or this Agreement or any obligation or liability which may be incurred by it pursuant to any other instrument, transaction or undertaking contemplated hereby, shall not be personally binding upon, nor shall resort for the enforcement thereof be had to the property of, its trustees, directors, shareholders, officers, employees, or agents regardless of whether such obligation or liability is in the nature of contract, tort or otherwise.


     IN WITNESS WHEREOF, the parties hereto have signed this Extension Agreement as of the day and year first above written.


                                 SCI North Carolina Limited Partnership

                                 /s/ Walter C. Rakowich
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                                 By:
                                     Walter C. Rakowich
                                 ----------------------------------------
                                 Name:

                                 Managing Director
                                 ----------------------------------------
                                 Title:
                                                                        LANDLORD

                                 Brightpoint North America, Inc.

                                 /s/ Steven E. Fivel
                                 ----------------------------------------
                                 By:
                                     Steven E. Fivel
                                 ----------------------------------------
                                 Name:

                                     Vice President
                                 ----------------------------------------
                                 Title: